Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Hirsch International Corp. (the "Company") on Form 10-K for the fiscal year ended January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Beverly Eichel, Vice President - Finance, Chief Financial Officer and
Secretary hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                        /s/ Beverly Eichel
                                        ------------------
                                        Beverly Eichel, Vice President, Finance,
                                        Chief Financial Officer and Secretary

April 30, 2004

     This certification is made solely for the purposes of 18 U.S.C. Section 1350 and is subject to the knowledge standard contained therein, and not for any other purpose.